UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2000



            Ophidian Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)



          Delaware                   333-33219            39-1661164
  (State, or other jurisdiction     (Commission        (IRS Employer of
       incorporation)               File Number)      Identification No.)

     5445 East Cheryl Parkway, Madison, Wisconsin      53711
     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (608) 271-0878


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       INFORMATION TO BE INCLUDED IN THE REPORT


Item:


  5. Other Events. - SEE ATTACHED EXHIBITS



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                      SIGNATURES

  Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Ophidian Pharmaceuticals, Inc.
                                        ------------------------------
                                               (Registrant)


Date:          05/26/2000                /s/ Donald L. Nevins
                                         -----------------------------
                                            Donald L. Nevins
                                            Vice President-Finance

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                     EXHIBIT INDEX


Exhibit No.              Description

  99.1                   Press Release dated May 19, 2000.
  99.2                   Press Release dated May 26, 2000.